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                  PaineWebber California Tax-Free Income Fund
                   PaineWebber National Tax-Free Income Fund
                   PaineWebber New York Tax-Free Income Fund

                  SUPPLEMENT TO PROSPECTUS DATED JULY 1, 1996

                                                      February 3, 1997

Dear Shareholder,

This is a supplement to the Prospectus of PaineWebber California Tax-Free Income Fund, PaineWebber National Tax-Free Income Fund and PaineWebber New York Tax-Free Income Fund dated July 1, 1996. The purpose of this supplement is to inform you of revised information to the prospectus, specifically the ability of the Funds to now invest in lower rated municipal securities.

Effective February 3, 1997, each Fund may invest up to 35% of its total assets in lower grade securities. Previously, each Fund did not have the ability to invest in lower grade securities. Lower grade municipal securities are those rated:

      Ba, B, MIG-3 or MIG-4 by Moody's Investors Service, Inc. ('Moody's')
      BB, B or SP-3 by Standard & Poor's ('S&P')
      Have been assigned an equivalent rating from another nationally recognized statistical rating organization
      If unrated, are determined by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') to be of comparable quality

Additionally, Mitchell Hutchins expects that investments in lower grade municipal securities will include securities that are subject to the federal alternative minimum tax ('AMT'). Each Fund, except under unusual market conditions, will continue to invest at least 80% of its net assets in municipal securities that are not subject to AMT.

Risk Factors Relating to Lower Grade Municipal Securities:

Municipal securities rated below investment grade are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as municipal 'junk' bonds. Therefore, the Funds' new policy of seeking to invest a portion of assets in lower rated securities entails greater risks than those associated with investments in higher rated, investment grade securities. These risks include greater risk of default, greater volatility and thinner and less active markets.

Shareholders should carefully review information contained in the Funds' Prospectus under the heading 'Municipal High Income Fund -- Lower Rated Securities,' which contains further information on the risks associated with investments in lower grade municipal securities.

If you have any questions regarding these changes please call your PaineWebber Investment Executive or one of its correspondent firms.

           This supplement does not supersede any prior supplements.